Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

             (subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002(subsections (a) and
(b) of Section 1350,Chapter 63 of Title 18,United States Code), the undersigned officer of Spantel Communications Inc., a Florida corporation ("The Company"), does hereby certify with respect to the Quarterly report of the Company on Form 10-QSB for the period ended December 31,2004 as filed with the Securities and Exchange Commission ("the Form 10-QSB")that :

         1) The Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

         2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




       /s/ JOSE RAMON BASTERRA                   Dated: August 12, 2005
--------------------------------------
         Jose Ramon Basterra
              President
      (Chief Executive Officer)

         /s/ CESAR MARTINEZ                      Dated: August 12, 2005
--------------------------------------
           Cesar Martinez
              Treasurer
      (Chief Financial Officer)